EXHIBIT 10.1

INDEPENDENT AUDITORS’ CONSENT

We hereby consent to the incorporation by reference of our audit report dated March 30, 2004 on the consolidated financial statements of Alcatel, as of and for the two years ended December 31, 2003 and 2002, appearing in the Annual Report on Form 20-F of Alcatel for the fiscal year ended December 31, 2003 into:

(i)	The Form S-8 Registration Statement (File No. 333-7830) for Alcatel Alstom Compagnie Generale d’Electricite, S.A. (now Alcatel), filed with the Securities and Exchange Commission (the “SEC”) on October 23, 1997;

(ii)	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-59985) for Alcatel Alstom Generale d’Electricite, S.A. (now Alcatel), filed with the SEC on September 8, 1998;

(iii)	Form S-8 Registration Statement (File No. 333-9730), filed with the SEC on December 11, 1998;

(iv)	Form S-8 Registration Statement (File No. 333-10192), filed with the SEC on April 1, 1999;

(v)	Form S-8 Registration Statement (File No. 333-10326), filed with the SEC on May 7, 1999;

(vi)	Form S-8 Registration Statement (File No. 333-10578), filed with the SEC on July 13, 1999;

(vii)	Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

(viii)	Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

(ix)	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

(x)	Form F-3 Registration Statement (File No. 333-11784), filed with the SEC on April 4, 2000;

(xi)	Form S-8 Registration Statement (File No. 333-11986), filed with the SEC on May 19, 2000;

(xii)	Form S-8 Registration Statement (File No. 333-11996), filed with the SEC on May 23, 2000;

(xiii)	Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

(xiv)	Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

(xv)	Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

(xvi)	Form S-8 Registration Statement (File No. 333-13554), filed with the SEC on May 24, 2001;

(xvii)	Form F-3 Registration Statement (File No. 333-13966), filed with the SEC on September 28, 2001;

(xviii)	Form F-3 Registration Statement (File No. 333-14004), filed with the SEC on October 12, 2001;

(xix)	Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

(xx)	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-82930), as amended, initially filed with the SEC on February 15, 2002;

(xxi)	Form S-8 Registration Statement (File No. 333-89466), filed with the SEC on May 31, 2002; and

(xxii)	Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002.

/s/ DELOITTE TOUCHE TOHMATSU

Neuilly sur Seine, France
March 31, 2004